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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. GROWTH AND INCOME FUND

                      Supplemented dated February 4, 2000
                      to the Prospectus dated May 3, 1999
              as supplemented October 1, 1999 and January 6, 2000


At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of AIM V.I. Growth and Income Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;
-       A new advisory agreement between the company and A I M Advisors, Inc.
        (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and
        (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);
- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and
- Changing the fund's investment objective so that it is non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.

At the February 3, 2000 meeting of the company's Board, the Directors also approved the following investment policy change, which is effective immediately. The second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus is hereby deleted in its entirety, and is replaced with the following:

      "The fund seeks to meet these objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may also invest up to 20% of its total assets in foreign securities."